SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of rental income, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDAre	8

Operational Data
Operating metrics	9
Leasing results and base rent psf	10
Releasing spreads	11
Top 10 tenants	12
Lease expirations	13

Development Activity
Capital expenditures	14
Redevelopment projects	15
Department store repositioning status	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Revenue:
Rental income (see components on page 4)	$120,138	$154,611	$363,421	$474,114
Other income (see components on page 4)	3,544	6,593	11,625	17,347
Total revenues	123,682	161,204	375,046	491,461

Expenses:
Property operating	(36,067)	(39,007)	(101,456)	(114,868)
Real estate taxes	(19,611)	(19,014)	(58,300)	(61,006)
Advertising and promotion	(1,811)	(2,323)	(4,915)	(6,241)
Total recoverable expenses	(57,489)	(60,344)	(164,671)	(182,115)
Depreciation and amortization	(58,063)	(70,948)	(173,147)	(209,142)
General and administrative	(11,107)	(12,210)	(34,721)	(39,459)
Ground rent	(243)	(215)	(574)	(613)
Impairment loss	(1,067)	(28,936)	(26,186)	(28,936)
Total operating expenses	(127,969)	(172,653)	(399,299)	(460,265)

Interest expense, net	(39,725)	(38,833)	(115,805)	(114,806)
Impairment on note receivable	—	—	(11,237)	—
Gain on disposition of interests in properties, net	1,620	9,825	28,812	26,056
Gain on extinguishment of debt, net	—	38,913	—	38,913
Income and other taxes	(154)	120	(130)	(465)
Loss from unconsolidated entities, net	(5,515)	(241)	(11,301)	(2,002)

Net loss	(48,061)	(1,665)	(133,914)	(21,108)
Net loss attributable to noncontrolling interests	(7,832)	(752)	(22,026)	(4,774)
Net loss attributable to the Company	(40,229)	(913)	(111,888)	(16,334)
Less: Preferred share dividends	(3,508)	(3,508)	(10,524)	(10,524)
Net loss attributable to common shareholders	$(43,737)	$(4,421)	$(122,412)	$(26,858)

Loss per common share, basic and diluted	$(0.23)	$(0.02)	$(0.64)	$(0.14)

    SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	September 30,	December 31,
	2020	2019
Assets:
Investment properties at cost	$5,777,708	$5,787,126
Construction in progress	177,895	115,280
	5,955,603	5,902,406
Less: accumulated depreciation	2,499,937	2,397,736
	3,455,666	3,504,670

Cash and cash equivalents	95,328	41,421
Tenant receivables and accrued revenue, net (see components on page 3)	119,472	82,762
Investment in and advances to unconsolidated entities, at equity	411,923	417,092
Deferred costs and other assets (see components on page 3)	135,182	205,034
Total assets	$4,217,571	$4,250,979

Liabilities:
Mortgage notes payable	$1,104,800	$1,115,608
Notes payable	709,785	957,566
Term loans	683,475	686,642
Revolving credit facility	641,874	204,145
Other Indebtedness	86,062	97,601
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	257,252	260,904
Distributions payable	3,323	3,252
Cash distributions and losses in unconsolidated entities, at equity	—	15,421
Total liabilities	3,486,571	3,341,139

Redeemable noncontrolling interests	3,265	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	104,251
Series I Cumulative Redeemable Preferred Stock	98,325	98,325
Common stock	19	19
Capital in excess of par value	1,260,677	1,254,771
Accumulated deficit	(801,722)	(655,492)
Accumulated other comprehensive loss	(14,885)	(5,525)
Total stockholders' equity	646,665	796,349
Noncontrolling interests	81,070	110,226
Total equity	727,735	906,575
Total liabilities, redeemable noncontrolling interests and equity	$4,217,571	$4,250,979

    SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	September 30,	December 31,
	2020	2019

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$42,099	$42,061
Tenant receivable	86,509	10,227
Deferred receivable	15,098	248
Unbilled receivables and other	32,141	41,740
Allowance for doubtful accounts, net	(56,375)	(11,514)
Total	$119,472	$82,762

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$41,621	$53,729
In place lease intangibles, net	20,321	27,538
Acquired above market lease intangibles, net	10,210	13,419
Right of use asset	11,661	12,915
Mortgage and other escrow deposits	35,745	34,054
Seller financing receivable (1)	—	55,000
Prepaids, notes receivable and other assets, net	15,624	8,379
Total	$135,182	$205,034

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$182,943	$165,469
Below market lease intangibles, net	44,027	54,885
Lease liability	11,661	12,915
Deferred revenues and deposits	18,621	27,635
Total	$257,252	$260,904

(1) Relates to loan provided to Mall Ground Portfolio, LLC for the Perennial ground lease of Edison Mall, Great Lakes Mall, Irving Mall, and Jefferson Valley Mall on October 10, 2019, which was repaid in Q2 2020.

        SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019

Components of Rental Income:
Base rent	$97,042	$104,768	$277,064	$321,257
Mark-to-market adjustment	4,831	975	7,649	5,425
Straight-line rents, net	1,429	1,036	(64)	2,943
Temporary tenant rents, net	2,306	3,493	6,383	10,674
Overage rent	908	1,989	3,498	5,622
Tenant reimbursements	37,623	43,654	115,474	131,418
Lease termination income	172	100	278	1,512
Change in estimate of collectibility of rental income	(24,173)	(1,404)	(46,861)	(4,737)
Total Rental Income	$120,138	$154,611	$363,421	$474,114

Components of Other Income:
Sponsorship and other ancillary property income	$1,282	$3,068	$4,023	$7,107
Fee income	2,087	3,242	5,504	8,669
Other	175	283	2,098	1,571
Total Other Income	$3,544	$6,593	$11,625	$17,347

Components of Corporate Overhead:
General & administrative - other, inclusive of internal leasing costs	$11,107	$12,210	$34,721	$39,459
Internal corporate overhead allocated to operating expense	5,796	5,991	17,984	17,595
Total Corporate Overhead	$16,903	$18,201	$52,705	$57,054

    SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Funds from Operations ("FFO"):
Net loss	$(48,061)	$(1,665)	$(133,914)	$(21,108)
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(10,704)	(10,704)
Real estate depreciation and amortization, including joint venture impact	67,183	81,155	200,684	239,060
Impairment loss, including (gain) on disposition of interests in properties, net	1,067	24,992	774	24,992
FFO	$16,621	$100,914	$56,840	$232,240

Adjusted Funds from Operations:
FFO	$16,621	$100,914	$56,840	$232,240
Impairment on note receivable	—	—	11,237	—
Gain on extinguishment of debt, net	—	(38,913)	—	(38,913)
Adjusted FFO	$16,621	$62,001	$68,077	$193,327

Weighted average common shares outstanding - diluted	225,670	224,176	224,814	223,676

FFO per diluted share	$0.07	$0.45	$0.25	$1.04
Total adjustments	$—	$(0.17)	$0.05	$(0.17)
Adjusted FFO per diluted share	$0.07	$0.28	$0.30	$0.86

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,841	$2,142	$5,605	$5,922
Straight-line adjustment as an increase (decrease) to minimum rents (1)	$1,162	$1,558	$(500)	$3,702
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$477	$484	$1,433	$1,453
Fair value of debt amortized as a decrease to interest expense (1)	$454	$925	$2,165	$2,774
Loan fee amortization and bond discount (1)	$2,258	$2,154	$5,782	$5,737
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$5,523	$2,171	$10,162	$8,820
Non-real estate depreciation (1)	$2,301	$2,256	$6,906	$6,839

(1) Includes the pro-rata share of the joint venture properties.

    SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2020	2019	Variance $		2020	2019	Variance $

Reconciliation of Comp NOI to Net Loss:
Net loss	$(48,061)	$(1,665)	$(46,396)		$(133,914)	$(21,108)	$(112,806)

Loss from unconsolidated entities	5,515	241	5,274		11,301	2,002	9,299
Income and other taxes	154	(120)	274		130	465	(335)
Impairment on note receivable	—	—	—		11,237	—	11,237
Gain on disposition of interests in properties, net	(1,620)	(9,825)	8,205		(28,812)	(26,056)	(2,756)
Gain on extinguishment of debt, net	—	(38,913)	38,913		—	(38,913)	38,913
Interest expense, net	39,725	38,833	892		115,805	114,806	999
Operating (Loss) Income	(4,287)	(11,449)	7,162		(24,253)	31,196	(55,449)

Depreciation and amortization	58,063	70,948	(12,885)		173,147	209,142	(35,995)
Impairment loss	1,067	28,936	(27,869)		26,186	28,936	(2,750)
General and administrative	11,107	12,210	(1,103)		34,721	39,459	(4,738)
Fee income	(2,087)	(3,242)	1,155		(5,504)	(8,669)	3,165
Management fee allocation	79	39	40		115	124	(9)
Pro-rata share of unconsolidated joint ventures in comp NOI	11,412	17,619	(6,207)		39,391	52,443	(13,052)
Property allocated corporate expense	4,269	4,342	(73)		13,216	12,675	541
Non-comparable properties and other (1)	1,471	(15)	1,486		2,740	(888)	3,628
NOI from sold properties	30	(1,137)	1,167		(62)	(4,681)	4,619
Termination income	(172)	(100)	(72)		(278)	(1,512)	1,234
Straight-line rents, net	(1,429)	(1,036)	(393)		64	(2,943)	3,007
Ground lease adjustments for straight-line and fair market value	5	5	—		15	15	—
Fair market value and inducement adjustments to base rents	(4,776)	(915)	(3,861)		(7,407)	(5,302)	(2,105)
Less: Tier 2 and noncore properties (2)	(2,422)	(8,907)	6,485		(17,357)	(29,616)	12,259

Comparable NOI - Tier 1 and Open Air properties	$72,330	$107,298	$(34,968)		$234,734	$320,379	$(85,645)
Comparable NOI percentage change - Tier 1 and Open Air properties			-32.6%				-26.7%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners.
(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended September 30,				Nine Months Ended September 30,
	2020	2019	Variance $	Variance %	2020	2019	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$105,612	$111,150	$(5,538)	-5.0%	$301,320	$336,069	$(34,749)	-10.3%
Overage rent	977	2,336	(1,359)	-58.2%	3,762	6,676	(2,914)	-43.6%
Tenant reimbursements	40,436	45,548	(5,112)	-11.2%	123,909	133,590	(9,681)	-7.2%
Change in estimate of collectibility of rental income	(23,832)	(1,600)	(22,232)	-1,389.5%	(48,959)	(4,609)	(44,350)	-962.2%
Other	1,141	2,841	(1,700)	-59.8%	5,152	7,013	(1,861)	-26.5%
Total revenue	124,334	160,275	(35,941)	-22.4%	385,184	478,739	(93,555)	-19.5%

Expenses:
Recoverable expenses - operating	(30,029)	(32,251)	2,222	6.9%	(83,916)	(93,888)	9,972	10.6%
Recoverable expenses - real estate taxes	(20,752)	(19,511)	(1,241)	-6.4%	(62,868)	(60,804)	(2,064)	-3.4%
Ground rent	(1,223)	(1,215)	(8)	-0.7%	(3,666)	(3,668)	2	0.1%
Total operating expenses	(52,004)	(52,977)	973	1.8%	(150,450)	(158,360)	7,910	5.0%

Comp NOI - Excluding Tier 2 and Noncore properties	$72,330	$107,298	$(34,968)	-32.6%	$234,734	$320,379	$(85,645)	-26.7%

Comp NOI - Tier 1 enclosed retail properties	$42,976	$73,315	$(30,339)	-41.4%	$148,914	$224,496	$(75,582)	-33.7%
Comp NOI - Open Air properties	$29,354	$33,983	$(4,629)	-13.6%	$85,820	$95,883	$(10,063)	-10.5%
    SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)

	Total Debt as of 9/30/2020	Total Debt, Including WPG Share of Unconsolidated Entities as of 9/30/2020	Total Debt as of 12/31/2019	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2019	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities but excluding other indebtedness:
Mortgage debt
Fixed	$1,042,498	$1,042,498	$1,052,242	$1,052,242	2020	$40,868	9.3%	$—		$40,868	9.3%
Variable	65,000	65,000	65,000	65,000	2021	290,689	5.1%	—		290,689	5.1%
Debt issuance costs	(4,696)	(4,696)	(5,097)	(5,097)	2022	178,793	4.6%	997,000	3.5%	1,175,793	3.7%
Fair value debt adjustments	1,998	1,998	3,463	3,463	2023	62,430	4.5%	340,000	4.7%	402,430	4.6%
Total mortgage debt	1,104,800	1,104,800	1,115,608	1,115,608	2024	283,179	4.7%	720,900	6.5%	1,004,079	6.0%
					2025	366,673	3.9%	—		366,673	3.9%
Corporate debt					2026	12,185	4.3%	—		12,185	4.3%
Credit facility	647,000	647,000	207,000	207,000	2027	192,433	4.3%	—		192,433	4.3%
Term loans	690,000	690,000	690,000	690,000	2028	—	0.0%	—		—	0.0%
Bonds payable	720,900	720,900	970,900	970,900	2029	293,563	4.4%	—		293,563	4.4%
Debt issuance costs & discounts	(22,766)	(22,766)	(19,547)	(19,547)	2030	—	0.0%	—		—	0.0%
Total corporate debt (4)	2,035,134	2,035,134	1,848,353	1,848,353	Thereafter	1,982	4.7%	—		1,982	4.7%
Total mortgage and corporate debt	3,139,934	3,139,934	2,963,961	2,963,961	Fair value,debt issuance cost, and debt discount adjustments	(1,406)		(22,766)		(24,172)
Other indebtedness, net of issuance costs & future accretion (2)	86,062	86,062	97,601	97,601	Total debt	$1,721,389	4.6%	$2,035,134	4.8%	$3,756,523	4.7%
Total consolidated debt	$3,225,996	$3,225,996	$3,061,562	$3,061,562

Unconsolidated debt:					Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Mortgage loans payable	$1,221,510	$615,297	$1,278,946	$618,075
Debt issuance costs	(3,889)	(1,982)	(4,432)	(2,206)
Fair value debt adjustments	6,420	3,274	7,793	3,974
Total unconsolidated debt	$1,224,041	$616,589	$1,282,307	$619,843	Total consolidated debt excluding other indebtedness:

Total debt:	$4,450,037	$3,842,585	$4,343,869	$3,681,405	2020	$40,868	9.3%	$—		$40,868	9.3%
					2021	255,049	5.0%	—		255,049	5.0%
	% of Total Debt as of 9/30/20	Our Share of Total Debt as of 9/30/20	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2022	178,793	4.6%	997,000	3.5%	1,175,793	3.7%
					2023	56,046	4.7%	340,000	4.7%	396,046	4.7%
					2024	283,179	4.7%	720,900	6.5%	1,004,079	6.0%
Consolidated debt excluding other indebtedness:					2025	—				—
Fixed	75%	$2,339,585	5.5%	3.6	2026	—				—
Variable	25%	800,349	2.8%	2.2	2027	—				—
Total Consolidated (3)	100%	$3,139,934	4.8%	3.2	2028	—				—
					2029	293,563	4.4%			293,563	4.4%
Unconsolidated debt:					2030	—				—
Fixed	99%	$610,205	4.1%	5.0	Thereafter	—				—
Variable	1%	6,384	2.6%	2.3	Fair value,debt issuance cost, and debt discount adjustments	(2,698)		(22,766)		(25,464)
Total Unconsolidated	100%	$616,589	4.1%	5.0	Total debt	$1,104,800	4.8%	$2,035,134	4.8%	$3,139,934	4.8%

Total debt excluding other indebtedness:
Fixed	79%	$2,949,790	5.2%	3.9
Variable	21%	806,733	2.8%	2.2
Total debt	100%	$3,756,523	4.7%	3.5

(1) Includes extension options
(2) The Company had a seller financing receivable of $55 million with Mall Ground Portfolio, LLC that offset the $97.6 million net indebtedness at December 31, 2019. During the quarter ended June 30, 2020, the Company settled the seller financing receivable with a combination of cash and reduced future monthly payments. The present value of the reduced payments was reclassified to other indebtedness. The difference between the $86.1 million net carrying value and the $109.3 milliion repurchase option is being accreted through interest expense over the repurchase option period.
(3) Excluded is other indebtedness of $86,062 with a weighted average interest rate of 8.5% and weighted average years to maturity of approximately 29.0 years.
(4) Corporate debt includes $487,500 of secured credit facility and $517,500 of secured term loans.
            SUPPLEMENTAL INFORMATION | 7

EBITDAre
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Calculation of EBITDAre:
Net loss	$(48,061)	$(1,665)	$(133,914)	$(21,108)
Interest expense, net	39,725	38,833	115,805	114,806
Income and other taxes	154	(120)	130	465
Depreciation and amortization	58,063	70,948	173,147	209,142
Gain on disposition of interests in properties, net	—	(3,944)	(24,767)	(3,944)
Impairment loss	1,067	28,936	26,186	28,936
Impairment on note receivable	—	—	11,237	—
Pro-rata share of unconsolidated entities, net	17,624	18,646	51,763	55,274
EBITDAre (1)	68,572	151,634	219,587	383,571
Gain on extinguishment of debt, net	—	(38,913)	—	(38,913)
Adjusted EBITDAre	$68,572	$112,721	$219,587	$344,658

(1) EBITDAre is calculated consistent with the NAREIT definition.

    SUPPLEMENTAL INFORMATION | 8

OPERATING METRICS
Washington Prime Group Inc.
As of September 30, 2020

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 9/30/20	NOI Growth for 3 Months Ended 9/30/20	Releasing Spreads Trailing Twelve Months Ended 2020
		9/30/20	9/30/19	9/30/20 (5)	9/30/19	9/30/20 (5)	9/30/19

Open Air Properties	47	95.7%	97.0%					39.3%	-13.6%	-0.5%
Tier 1 Enclosed Retail Properties	41	87.5%	90.4%	not reported	$415	not reported	11.2%	57.6%	-41.4%	-0.1%
Tier 1 and Open Air	88	91.2%	93.5%					96.9%	-32.6%	-0.3%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1								TIER 2 / NONCORE
TIER 2
Arbor Hills		Mesa Mall						Anderson Mall
Arboretum, The		Morgantown Mall						Boynton Beach Mall
Ashland Town Center		Northtown Mall						Chautauqua Mall
Bowie Town Center		Northwoods Mall						Indian Mound Mall
Brunswick Square		Oklahoma City Properties						Lima Mall
Clay Terrace		Orange Park Mall						Maplewood Mall
Cottonwood Mall		Paddock Mall						New Towne Mall
Dayton Mall		Pearlridge Center						Oak Court Mall
Edison Mall		Polaris Fashion Place						Rolling Oaks Mall
Grand Central Mall		Port Charlotte Town Center						Sunland Park Mall
Great Lakes Mall		Scottsdale Quarter						Westminster Mall (2)
Irving Mall		Southern Hills Mall
Jefferson Valley Mall		Southern Park Mall				NONCORE
Lincolnwood Town Center		Southgate Mall					Charlottesville Fashion Square (3)
Lindale Mall		The Outlet Collection | Seattle						Muncie Mall (4)
Longview Mall		Town Center at Aurora
Malibu Lumber Yard		Town Center Crossing & Plaza
Mall at Fairfield Commons, The		Waterford Lakes Town Center
Mall at Johnson City, The		Weberstown Mall
Markland Mall		WestShore Plaza
Melbourne Square

(1) Metrics include properties owned and managed as of September 30, 2020, and exclude Tier 2 and Noncore properties.
(2) Due to major planned redevelopment, Westminster Mall was reclassed from Tier 1 until stabilized.
(3) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.
(4) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(5) For Q3 2020, the annual sales and occupancy cost % are not being reported as most of the stores were closed for more than half of the quarter, resulting in incomplete data for the quarter. For the third quarter, comparable quarterly sales year-over-year were -8% for those stores open the entire quarter of 2020 for our Tier 1 properties.

    SUPPLEMENTAL INFORMATION | 9

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through September 30, 2020

Leasing Results- Comparable Properties
No Exclusions

	2020 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	75	576,948	369	1,393,293	444	1,970,241	-17%	2%
Open Air Properties	36	262,674	77	742,325	113	1,004,999	-9%	17%
Total Tier 1 and Open Air	111	839,622	446	2,135,618	557	2,975,240	-16%	7%

Tier 2 and Noncore Properties	5	16,015	92	373,364	97	389,379	-7%	10%

Grand Total	116	855,637	538	2,508,982	654	3,364,619	-15%	7%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	216	187,095	286,607	473,702	$28.16	$34.05	$31.72	7.5	3.1	4.3	$7,699	$2,159	$41.15	$7.53
Open Air Properties	98	259,880	667,078	926,958	$15.12	$14.53	$14.69	8.3	5.2	6.3	$6,948	$1,684	$26.74	$2.53
Total Tier 1 and Open Air	314	446,975	953,685	1,400,660	$20.58	$20.39	$20.45	7.8	3.7	4.9	$14,647	$3,843	$32.77	$4.03

Tier 2 and Noncore Properties	36	5,461	63,496	68,957	$22.89	$23.51	$23.47	4.0	3.1	3.2	$—	$57	$—	$0.91

Total	350	452,436	1,017,181	1,469,617	$20.60	$20.59	$20.59	7.6	3.6	4.7	$14,647	$3,900	$32.37	$3.83

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at September 30, 2020.

Average Base Rent PSF
	Base Minimum Rent PSF As of September 30,
	2020		2019
Tier 1 Enclosed Retail Properties	$28.14		$28.55
Open Air Properties	$14.16		$13.73
Total Tier 1 and Open Air Properties	$21.02		$21.28
                        SUPPLEMENTAL INFORMATION | 10

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended September 30, 2020

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	196,715	$17.55	$19.20	$(1.65)	-8.6%
Renewal (1)	707,971	$17.80	$17.47	$0.33	1.9%
All Deals	904,686	$17.75	$17.85	$(0.10)	-0.6%

Tier 1 Enclosed Retail Properties:

New	148,836	$33.98	$33.43	$0.55	1.6%
Renewal (1)	499,496	$42.95	$45.70	$(2.75)	-6.0%
All Deals	648,332	$40.89	$42.88	$(1.99)	-4.6%

Total Open Air and Tier 1 Properties:

New	345,551	$24.63	$25.33	$(0.70)	-2.8%
Renewal (1)	1,207,467	$28.21	$29.14	$(0.93)	-3.2%
All Deals	1,553,018	$27.41	$28.30	$(0.89)	-3.1%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.
(1) The renewal spreads include rent restructure deals to address COVID-19. If these were excluded, renewal spreads would be +0.6% compared to a -3.2% and total spreads would be -0.3% compared to -3.1% above.
    SUPPLEMENTAL INFORMATION | 11

TOP 10 TENANTS
Washington Prime Group Inc.
As of September 30, 2020

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent

L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret, White Barn Candle	101	522,581	1.0%	2.6%
Signet Jewelers, Ltd.	Body by Pagoda, Gordon's Jewelers, Jared's, Kay Jewelers, Mark's & Morgan, Piercing Pagoda, Plumb Gold, Silver and Gold Connection, Zales Jewelers	99	136,632	0.3%	2.5%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	75	326,212	0.6%	2.0%
The Gap, Inc. (1)	Athleta, Banana Republic, Banana Republic Outlet, Gap, Gap Kids, Gap Outlet, Intermix, Janie and Jack, Old Navy	32	330,819	0.6%	1.2%
The Finish Line, Inc.	Finish Line, JD Sports	32	184,497	0.3%	1.2%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	24	254,205	0.5%	1.2%
Regal Entertaimment Group	Regal Cinema	5	224,179	0.4%	1.1%
Sycamore Properties	Belk, Box Lunch, Hot Toic, Talbots, Torrid	81	217,420	0.4%	1.0%
Claire's Inc.	Claire's, Claire's Boutique, Icing	67	85,305	0.2%	1.0%
Genesco Inc.	Journeys, Journeys Kidz, Underground by Journeys	55	104,382	0.2%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent	Number of WPG Owned Stores

Macy's, Inc.	Macy's	24	4,299,870	8.1%	0.2%	4
JCPenney Company, Inc.	JCPenney	32	4,197,336	7.9%	1.2%	18
Dillard's, Inc.	Dillard's	21	2,747,904	5.2%	0.0%	2
Target Corporation	Target, Super Target	10	1,419,100	2.7%	0.0%	1
Kohl's Corporation	Kohl's	13	1,186,302	2.2%	1.0%	10
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	16	970,096	1.8%	2.0%	14
Best Buy Co. Inc.	Best Buy	16	708,102	1.3%	1.7%	15
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.2%	0.0%	0
TJX Companies	Home Goods, Marshalls, TJ Maxx	18	563,956	1.1%	1.2%	18
Sycamore Partners	Belk Home Store, Belk, Belk for Her, Staples	8	522,313	1.0%	0.3%	6

Note: Schedule above includes properties owned and managed at September 30, 2020.
(1) Of the 32 Gap, Inc. stores, 5 are Gap stores with the remainder in the other concepts listed.

                    SUPPLEMENTAL INFORMATION | 12

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of September 30, 2020

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	142	168,896	417,278	586,174	$7.98	$30.95	2.6%
2020	114	—	271,083	271,083	$—	$27.94	1.2%
2021	617	572,668	2,085,336	2,658,004	$6.07	$26.44	9.6%
2022	596	993,452	1,788,552	2,782,004	$6.27	$28.07	10.6%
2023	478	1,175,696	1,536,578	2,712,274	$8.56	$31.36	10.1%
2024	351	698,314	1,095,537	1,793,851	$6.67	$29.79	6.9%
2025	271	1,396,081	1,160,677	2,556,758	$8.25	$27.28	8.5%
2026	202	877,786	1,112,531	1,990,317	$4.84	$27.88	6.5%
2027	166	455,959	767,406	1,223,365	$7.41	$30.00	4.6%
2028	128	251,005	566,491	817,496	$14.03	$27.69	3.5%
2029	94	486,385	418,117	904,502	$7.08	$32.31	3.0%
2030 and Thereafter	117	1,079,768	581,922	1,661,690	$9.07	$24.92	4.4%
Specialty Leasing Agreements w/ terms in excess of 11 months	711	—	1,696,364	1,696,364	$—	$8.68	2.8%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	26	43,971	63,438	107,409	$12.10	$18.73	0.4%
2020	34	89,975	102,539	192,514	$6.55	$22.84	0.6%
2021	136	593,759	362,780	956,539	$10.73	$20.68	2.8%
2022	154	808,314	488,347	1,296,661	$9.26	$18.80	3.4%
2023	146	1,051,124	458,372	1,509,496	$10.67	$19.37	4.1%
2024	114	749,684	330,958	1,080,642	$9.29	$21.89	2.9%
2025	103	675,306	239,126	914,432	$12.34	$25.63	3.0%
2026	80	578,702	270,586	849,288	$10.78	$21.51	2.4%
2027	64	465,043	194,883	659,926	$11.26	$22.45	2.0%
2028	32	269,501	98,765	368,266	$14.54	$19.57	1.2%
2029	44	119,030	206,966	325,996	$15.31	$22.27	1.3%
2030 and Thereafter	43	326,409	211,743	538,152	$11.91	$19.02	1.6%
Specialty Leasing Agreements w/ terms in excess of 11 months	12	—	32,361	32,361	$—	$8.24	0.0%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at September 30, 2020.
                                        SUPPLEMENTAL INFORMATION | 13

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended September 30, 2020	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2020	Consolidated Three Months Ended September 30, 2019	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended September 30, 2019

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$22,725	$4,214	$26,939	$18,875	$3,048	$21,923
Internal Leasing Costs	$225	$230	$455	$571	$581	$1,152

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$4,865	$1,906	$6,771	$4,941	$1,122	$6,063
Operational capital expenditures	4,603	225	4,828	9,063	485	9,548
Total Property Capital Expenditures	$9,468	$2,131	$11,599	$14,004	$1,607	$15,611

	Consolidated Nine Months Ended September 30, 2020	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2020	Consolidated Nine Months Ended September 30, 2019	Unconsolidated Joint Venture Proportionate Share	Total Nine Months Ended September 30, 2019

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$92,970	$11,326	$104,296	$55,433	$9,981	$65,414
Internal Leasing Costs	$618	$611	$1,229	$1,224	$949	$2,173

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$15,393	$4,657	$20,050	$19,759	$3,824	$23,583
Operational capital expenditures	15,621	931	16,552	20,785	1,786	22,571
Total Property Capital Expenditures	$31,014	$5,588	$36,602	$40,544	$5,610	$46,154

                        SUPPLEMENTAL INFORMATION | 14

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of September 30, 2020
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Fairfield Town Center	Houston	TX	Final phase of development to add 130,000 SF to add a theater, value fashion apparel as well as big box and small shop stores.	100%	$26,000 - $30,000		7% - 8%	$19,754		2020/2021

Grand Central Mall	Parkersburg	WV	Replaced Elder-Beerman with H&M, replaced Toys R Us with Big Lots, replaced hhgregg with Ulta and Five Below, planned replacement of former Sears with Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	100%	$31,000 - $33,000		6% - 8%	$27,156		2019/ 2021

Mesa Mall	Grand Junction	CO	Dillard's will build new store to replace former Sears. Costs reflect demolition of building and parking lot and delivery of new pad and utilities as well as landscaped and upgraded parking field to Dillard's.	100%	$7,000 - $8,000		n/a (5)	$7,345		2021

Mall at Johnson City	Johnson City	TN	Replace former Sears with retail development anchored by Home Goods. Replace former Sears auto center with multi-tenant building for new restaurants.	51%	$7,000 - $8,000	(4)	5% - 6%	$1,280	(4)	2021

Morgantown Mall	Morgantown	WV	Replace former Belk store with Ollie's Bargain Outlet and a new entertainment tenant	100%	$8,000 - $9,000		7% - 9%	$3,752		2020/ 2021

Outlet Collection | Seattle	Seattle	WA	Replaced former Sam's Club with FieldhouseUSA, a community based multi-purpose indoor sports facility specializing in leagues, events and tournaments.	100%	$11,000 - $13,000		9% - 10%	$8,274		2020

Polaris Fashion Place	Columbus	OH	Replace former Sears with FieldhouseUSA and mixed use component including hospitality	51%	$12,000 - $14,000	(4)	4% - 5%	$6,113	(4)	2020/ 2021

Southern Park Mall	Youngstown	OH	Phase I of redevelopment: Replace former Sears with new entertainment, dining, retail, and community green space	100%	$16,000 - $18,000	(6)	7% - 8%	$8,529		2021

Town Center at Aurora	Aurora	CO	Replace former Sears with FieldhouseUSA and mixed use component including hospitality	100%	$21,000 - $23,000		5% - 6%	$5,913		2021

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.
(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.
(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Dillard's will construct and own the building and provide a 10-year operating covenant.
(6) Does not include unallocated portions of the planned interior renovation. Estimated Costs are shown net of the approved public incentives package.

        SUPPLEMENTAL INFORMATION | 15

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of September 30, 2020

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Department Stores formerly occupied by Sears / BonTon / Belk - September 30, 2020
Department Stores Addressed
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	Leases executed, Under construction
2	Lincolnwood Town Center	Lincolnwood, IL	Carsons Pirie Scott	Lease	Aug-18	RoomPlace	RoomPlace opened August 2019
3	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Conn's HomePlus/ Other	Lease signed/ LOI
4	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	Morris Home Furniture / Round1	Morris Home opened Q220/ Round1 opened Q419
5	Mall at Johnson City	Johnson City, TN	Sears	Lease	2020	Home Goods/ Other/ Dining	Home Goods lease executed
6	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Dunham's Sports	Store opened September 2020
7	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	LOI executed
8	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	National sporting goods retailer	LOI received
9	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Ollie's Bargain Outlet/ Entertainment	Opened Oct. 2020/ LOI executed
10	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Dunham's opened April 2020
11	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	WVU Medical fulfillment center	WVU Medical fulfillment center opened July 2020
12	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	FieldhouseUSA / Mixed Use	Proactive termination, Lease executed
13	Port Charlotte Town Center	Port Charlotte, FL	Sears	Lease	Mar-19	Entertainment	Lease out for signature
14	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Retail concepts	Proactive termination, LOI received
15	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Entertainment / Outdoor greenspace	Proactive termination, Under construction
16	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Dillard's opened June 2019
17	Town Center at Aurora	Aurora, CO	Sears	Lease	Dec-19	FieldhouseUSA / Mixed use	Proactive termination, Lease executed
18	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Proactive termination, Obtaining Entitlements

Active Planning / Evaluating Options
19	Cottonwood Mall	Albuquerque, NM	Sears	Sears	Aug-18	Sears owns box	Evaluating Options
20	Dayton Mall	Dayton, OH	Elder-Beerman	Formerly owned by Third Party	Aug-18	Purchased from third party in Q419	Active Planning
21	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
22	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	Retail concepts	Active Planning
23	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Retail concepts	Active Planning
24	Northwoods Mall	Peoria, IL	Sears	Sears	Feb-20	Sears owns box	Active Planning
25	Orange Park Mall	Orange Park, FL	Sears	Sears	Apr-20	Sears owns box	Evaluating Options
26	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
27	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning
28	Whitehall Mall	Whitehall, PA	Sears	Lease	Feb-20	Big box and small shop retail	Active Planning

Stores Occupied by Sears as of September 30, 2020
29	Pearlridge Center	Aiea, HI	Sears	Lease		Entertainment / Dining	Evaluating Options
30	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning

Note that the Company plans to spend up to $300M over the next three to four years to redevelop these 30 department store locations. This report is for the Company's Tier 1 and Open Air properties and excludes those owned by third parties such as Seritage properties.
    SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall	SC	Anderson	100%	670,742	315,553	355,189	12/01/22	4.61%	Fixed	$17,156	$17,156
Arbor Hills	MI	Ann Arbor	51%	86,939	86,939	0	01/01/26	4.27%	Fixed	$23,892	$12,185
Arboretum, The	TX	Austin	51%	193,835	193,835	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	434,359	330,969	103,390	07/06/21	4.90%	Fixed	$35,279	$35,279
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	583,035	281,737	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	869,756	428,402	441,354
Brunswick Square	NJ	East Brunswick (New York)	100%	764,224	292,928	471,296	03/01/24	4.80%	Fixed	$68,640	$68,640
Charlottesville Fashion Square (4)(6)	VA	Charlottesville	100%	0	0	0	04/01/24	4.54%	Fixed	$45,068	$45,068
Chautauqua Mall	NY	Lakewood	100%	435,415	427,885	7,530
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace	IN	Carmel (Indianapolis)	100%	577,605	558,729	18,876
Cottonwood Mall	NM	Albuquerque	100%	1,048,428	568,199	480,229	04/06/24	4.82%	Fixed	$93,797	$93,797
Dayton Mall	OH	Dayton	100%	1,442,034	770,253	671,781	09/01/22	4.57%	Fixed	$78,067	$78,067
Edison Mall (5)	FL	Fort Myers	100%	1,050,133	567,840	482,293
Grand Central Mall	WV	Parkersburg	100%	646,701	640,193	6,508	07/06/21	6.05%	Fixed	$38,378	$38,378
Great Lakes Mall (5)	OH	Mentor (Cleveland)	100%	1,249,724	658,037	591,687
Indian Mound Mall	OH	Newark	100%	555,599	382,938	172,661
Irving Mall (5)	TX	Irving (Dallas)	100%	1,051,832	488,287	563,545
Jefferson Valley Mall (5)	NY	Yorktown Heights (New York)	100%	583,037	417,345	165,692
Lima Mall	OH	Lima	100%	745,042	545,220	199,822
Lincolnwood Town Center (8)	IL	Lincolnwood (Chicago)	100%	422,997	422,996	1	04/01/21	8.26%	Fixed	$47,252	$47,252
Lindale Mall	IA	Cedar Rapids	100%	713,473	476,781	236,692
Longview Mall	TX	Longview	100%	646,518	347,721	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,030,828	850,047	180,781
Mall at Johnson City, The	TN	Johnson City	51%	567,446	567,446	0	05/06/25	6.76%	Fixed	$47,689	$24,321
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	903,985	323,229	580,756
Markland Mall	IN	Kokomo	100%	394,048	371,803	22,245
Melbourne Square	FL	Melbourne	100%	716,993	420,383	296,610
Mesa Mall	CO	Grand Junction	100%	803,994	431,973	372,021
Morgantown Mall	WV	Morgantown	100%	555,236	555,236	0
Muncie Mall (4)(7)	IN	Muncie	100%	0	0	0	04/01/21	4.19%	Fixed	$33,071	$33,071
New Towne Mall	OH	New Philadelphia	100%	497,435	497,435	0
Northtown Mall	MN	Blaine	100%	644,294	644,294	0
Northwoods Mall	IL	Peoria	100%	669,596	360,604	308,992
Oak Court Mall	TN	Memphis	100%	845,060	359,243	485,817	04/01/21	4.76%	Fixed	$36,069	$36,069
Oklahoma City Properties	OK	Oklahoma City	51%	327,553	325,307	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	2.65%	Variable	$12,517	$6,384
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	952,720	555,540	397,180
Outlet Collection | Seattle, The	WA	Seattle	100%	924,304	924,304	0
Paddock Mall	FL	Ocala	100%	555,310	324,753	230,557
Pearlridge Center	HI	Aiea	51%	1,307,828	1,254,551	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$42,171	$21,507
Polaris Fashion Place	OH	Columbus	51%	1,374,824	737,309	637,515	03/01/25	3.90%	Fixed	$223,669	$114,071
							03/01/25	4.46%	Fixed	$15,438	$7,873
Port Charlotte Town Center (3)(8)	FL	Port Charlotte	100%	777,382	493,173	284,209	11/01/20	9.30%	Fixed	$40,868	$40,868
Rolling Oaks Mall	TX	San Antonio	100%	882,095	285,787	596,308

    SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	759,918	759,918	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Southern Hills Mall	IA	Sioux City	100%	774,024	669,435	104,589
Southern Park Mall	OH	Youngstown	100%	1,018,309	830,745	187,564
Southgate Mall	MT	Missoula	100%	582,887	440,354	142,533	09/27/23	4.48%	Fixed	$35,000	$35,000
Sunland Park Mall	TX	El Paso	100%	918,475	332,638	585,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,541	495,043	586,498	04/01/22	4.92%	Fixed	$51,000	$51,000
Town Center Crossing & Plaza	KS	Leawood	51%	670,662	534,101	136,561	02/01/27	4.25%	Fixed	$32,296	$16,471
							02/01/27	5.00%	Fixed	$65,345	$33,326
Waterford Lakes Town Center	FL	Orlando	100%	967,287	692,787	274,500	05/06/29	4.86%	Fixed	$176,563	$176,563
Weberstown Mall	CA	Stockton	100%	846,915	263,245	583,670	06/08/21	2.80%	Variable	$65,000	$65,000
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,845	444,153	772,692	04/01/24	4.65%	Fixed	$75,674	$75,674
WestShore Plaza	FL	Tampa	100%	1,093,693	865,231	228,462
Enclosed Retail Properties Total				39,506,677	25,886,616	13,620,061				$1,957,078	$1,457,181

Open Air Properties
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	675,988	385,543	290,445
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$5,046	$5,046
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	279,581	128,972	150,609
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,769	234,387	6,382	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,998	109,479	59,519
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	239,483	239,483	0
Fairfield Town Center	TX	Houston	100%	364,533	185,533	179,000
Forest Plaza	IL	Rockford	100%	433,816	413,519	20,297	10/01/29	3.67%	Fixed	$30,250	$30,250
Gaitway Plaza (3)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,612	411,309	102,303	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes	IN	Indianapolis	100%	36,457	36,457	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	364,548	309,139	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,055	355,618	30,437	10/01/29	3.67%	Fixed	$49,710	$49,710
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	140,133	140,133	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,774	317,639	123,135	10/06/22	4.28%	Fixed	$21,272	$21,272
Markland Plaza	IN	Kokomo	100%	84,727	80,977	3,750
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/01/29	3.67%	Fixed	$10,550	$10,550
North Ridge Shopping Center	NC	Raleigh	100%	171,492	166,092	5,400	12/01/22	3.41%	Fixed	$11,298	$11,298
Northwood Plaza	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$32,805	$16,731
Plaza at Buckland Hills, The	CT	Manchester	100%	312,502	257,488	55,014

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of September 30, 2020

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
Richardson Square	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	306,440	73,158	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	178,769	175,385	3,384
Shops at Arbor Walk, The	TX	Austin	51%	309,009	280,260	28,749	08/01/21	5.49%	Fixed	$37,077	$18,909
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,169	365,169	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	388,517	329,675	58,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	382,330	216,194	166,136
Village Park Plaza	IN	Carmel (Indianapolis)	100%	501,898	290,009	211,889
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Outlots	KS	Topeka	100%	3,564	0	3,564
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,172	234,554	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	385,414	263,231	122,183	10/01/29	3.67%	Fixed	$26,490	$26,490
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch	TX	Georgetown (Austin)	100%	632,025	419,839	212,186
Open Air Properties Total				13,579,172	9,655,428	3,923,744				$352,998	$263,631

Total				53,085,849	35,542,044	17,543,805				$2,310,076	$1,720,812	(9)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).
(4) Noncore property.
(5) Land is subject to a ground lease with Perennial. The net carrying value of the financial liability at 9/30/20 is $86.1 million and interest is being recognized at an effective rate of 8.5%. The ground lease is subject to a repurchase option in 2049 of $109.3 million. The difference between the net carrying value of the financial liability and the repurchase option price is being accreted through interest expense over the applicable term.
(6) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.
(7) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(8) The interest rate on the loan is subject to a 4.00% penalty for being in default.
(9) Our share of the joint venture debt excludes the $1.9 million indirect 12.5% ownership interest in another real estate project.

    SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

    SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2020
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent	$19,015	$55,550
Overage rent	227	775
Tenant reimbursements	6,751	22,371
Changes in estimate of collectibility of rental income	(3,996)	(7,887)
Other income	1,277	1,763
Total revenues	23,274	72,572

Expenses:
Property operating	(5,531)	(15,668)
Real estate taxes	(3,715)	(10,820)
Advertising and promotion	(320)	(865)
Total recoverable expenses	(9,566)	(27,353)
Depreciation and amortization	(11,433)	(34,466)
General and administrative	(20)	(57)
Ground rent	(1,579)	(4,700)
Total operating expenses	(22,598)	(66,576)

Interest expense, net	(6,159)	(18,225)
Gain on sale of interests in properties	—	1,040
Income and other taxes	(32)	(112)
Loss from unconsolidated entities, net	$(5,515)	$(11,301)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.

    SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

September 30, 2020 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,175,286
Construction in progress	21,500
1,196,786
Less: accumulated depreciation	242,355
954,431

Cash and cash equivalents	16,841
Tenant receivables and accrued revenue, net (see below)	23,621
Deferred costs and other assets (see below)	146,214
Total assets	$1,141,107

Liabilities and members' equity:
Mortgage notes payable	$616,589
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	146,314
Total liabilities	762,903
Members' equity	378,204
Total liabilities and members' equity	$1,141,107

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$9,991
Tenant receivable	19,337
Deferred receivable	2,397
Unbilled receivables and other	158
Allowance for doubtful accounts, net	(8,262)
Total	$23,621

Deferred costs and other assets:
Deferred leasing, net	$11,647
In place lease intangibles, net	16,690
Acquired above market lease intangibles, net	19,093
Right of use asset	88,345
Mortgage and other escrow deposits	7,137
Prepaids, notes receivable and other assets, net	3,302
Total	$146,214

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$35,703
Below market leases, net	19,169
Lease liability	88,345
Other	3,097
Total	$146,314

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.
    SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre	Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.
- Funds from operations (FFO)	Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.
- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)	Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.
- Occupancy	Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.
- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread	Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.
- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

        SUPPLEMENTAL INFORMATION | 23